Condensed Consolidated Interim Statements of Operations - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Dec. 31, 2024	Dec. 31, 2023
Revenue
Revenue	$ 0	$ 0	$ 0	$ 0
Operating expenses:
Bank charges	0	1	2	2
Total operating expenses	0	1	2	2
Net income / (loss) for the period, before taxes	0	(1)	(2)	(2)
Income tax expense / (benefit)	0	0	0	0
Net income / (loss)	$ 0	$ (1)	$ (2)	$ (2)